Securities, 424I - Securities, 424I: 1	Mar. 26, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 3,843,327.00
Aggregate Redeemed or Repurchased, FY	10,851,085.00
Aggregate Redeemed or Repurchased, Prior FY	33,236,683.00
Redemption Credits	(40,244,441.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00